Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.22N

FOURTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FOURTEENTH Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below (the “Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management Agreement (CSG document #2501940) effective March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

Customer desires to utilize the services of CSG to develop and support a CSG Vantage® Enhanced Campaigns Dashboard to help Customer’s IS, marketing and finance teams determine what campaigns are available and the sell-in/success rate of campaigns.

2.

As of the Amendment Effective Date, Schedule F, Section IV. Ancillary Products and Services, Subsection A. titled “Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is hereby amended to add a new Subsection 7. titled “CSG Vantage® Enhanced Campaign Dashboard ,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
7.CSG Vantage® Enhanced Campaign Dashboard
a)Vantage Enhanced Campaign Dashboard (** ** **** (*) *****) (Note 1)	*******	$******
b)Vantage Enhanced Campaign Dashboard (********** ** **** (*) ********** *****)	*******	$******

Note 1: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abein	By: /s/ Joseph T Ruble
Name: Jeur Abein	Name: Joseph T. Ruble
Title: Senior Vice President Procurement	Title: EVP, CAO & General Counsel
Date: 2-10-2015	Date: 6 Feb 2015